SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                              NEW ULM TELECOM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                            NOTICE OF ANNUAL MEETING
                                       AND
                                 PROXY STATEMENT










                              NEW ULM TELECOM, INC.
                             400 SECOND STREET NORTH
                                NEW ULM, MN 56073

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 4, 2000

         Notice is hereby given that the Annual Meeting of Shareholders of New Ulm Telecom, Inc. will be held in the German Rivers Room, Holiday Inn, 2101 S. Broadway, New Ulm, Minnesota on Thursday, May 4, 2000 at 10:00 a.m. for the following purposes:

1. To elect three (3) directors for a term of three (3) years each to hold office until the Annual Meeting of Shareholders to be held in May of the year 2003 or until their successors are elected.

2. To consider and vote on a Resolution amending Article IV of the Articles of Incorporation to read:

         "The government of said corporation for the management of its affairs, shall be vested in a Board of nine (9), who shall be stockholders. The number of directors will be reduced to eight (8) at the Annual Meeting in 2001 and reduced to seven (7) at the Annual Meeting in 2002 and shall thereafter remain at seven, unless and until this Article is amended. The directors shall be elected to office at the Annual Meeting of stockholders of the corporation to be held in New Ulm, Minnesota or at such other place as designated by a Resolution of the Board of Directors during the month of May in each year.

         Each director shall be elected to office for a term of three (3) years and shall continue to serve until the director's successor has been duly elected and qualified. Any vacancy that may occur shall be filled by appointment by the Board until the next Annual Meeting, at which time a director will be elected by the stockholders to fill the unexpired term."

3. To consider and vote on a Resolution amending Section 8, paragraphs (b) and (c) of the By-Laws, in their entirety to read as follows:

                  (b) No individual shall be eligible to be appointed or elected as a director after attaining the age of 69.

                  (c) This eligibility restriction shall be effective as of the date of the approval of the Resolution amending these By-Laws by the membership at an Annual Meeting.

4. To ratify the appointment of Olsen Thielen & Co., Ltd. as auditors of the Company for 2000.

5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors have fixed the close of business on March 28, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ BARBARA A. J. BORNHOFT
                                       SECRETARY

New Ulm, Minnesota
April 17, 2000

         TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                              NEW ULM TELCOM, INC.
                             400 Second Street North
                            New Ulm, Minnesota 56073
                                  507-354-4111

                          ---------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 4, 2000

                          ---------------------------

                                  INTRODUCTION

         This Proxy Statement and the enclosed Proxy, mailed on or about April 17, 2000, is made by the Board of Directors of New Ulm Telecom, Inc. (the "Company") for use at the Annual Meeting and any adjournment thereof to be held on May 4, 2000. Only shareholders of record at the close of business on March 28, 2000 will be entitled to vote at the meeting. You are urged to sign and return the enclosed proxy whether or not you plan to attend the meeting. When proxies are returned properly signed and dated, the shares represented thereby will be voted according to your direction. You should specify your choices by marking the appropriate boxes on the Proxy. If your Proxy does not specify a choice, it will be voted FOR all items.

         Any Proxy may be revoked at any time before it is voted by receipt of a Proxy properly signed and dated subsequent to an earlier Proxy, or by revocation of a written Proxy by request in person at the Annual Meeting. The persons named as proxies were selected by the Board of Directors of the Company and are directors or officers of the Company. The cost of this solicitation, including preparing, assembling and mailing the Proxies and solicitation materials, will be paid by the Company.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The total number of shares outstanding as of March 28, 2000 and entitled to vote at the meeting consisted of 1,732,455 shares of common stock. For each share held, shareholders may cast one vote for each of the three directorships to be filled at this meeting. Each shareholder entitled to vote has the right to cumulative vote their shares in the election of directors by giving written notice of intent to cumulative vote to any officer of the corporation before the meeting, or to the presiding officer at the meeting at any time before the election. If notice of intent to cumulative vote occurs, the presiding officer at the meeting shall announce, before the election of directors, that shareholders shall cumulative vote their shares by multiplying the number of shares held by the shareholder by the number of directors to be elected. Each shareholder then may cast their votes for one candidate or may distribute the votes among any number of candidates.

         The presence in person or by proxy of the holders of thirty-five percent (35%) of the shares entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth as of March 28, 2000, the number of shares of the Company's common stock by each person known by the Company to own of record or beneficially five percent (5%) or more of the Company's common stock, and all officers and directors of the Company as a group.

Name & Address of                Amount & Nature of        Percent of
Beneficial Ownership            Beneficial Ownership       Ownership
--------------------            --------------------       ---------

Ruth B. Wines, Trustee of
the Ralph K. Wines &
Ruth B. Wines Family Trust              91,440                5.3%
503 Ferndale Avenue
Corona Del Mar, California

All Directors & Officers as
a Group (12 persons)                   137,441                7.9%(1)

--------------------------

         (1) Includes 27,826 shares owned by the spouses of directors and officers.

                              ELECTION OF DIRECTORS

         The Board of Directors has nominated and recommends for election as Directors of the Company the three persons named herein. It is intended that proxies will be voted for such nominees. The Board of Directors believes that each nominee named herein will be able to serve, but should a nominee be unable to serve as a Director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose.

         Information regarding the nominees and other directors filling unexpired terms, including information regarding their principal occupations, is on the next page. Ownership of common stock of the Company by such nominees is given as of March 28, 2000. To the best of the Company's knowledge, unless otherwise indicated, the persons indicated possess sole voting and investment power with respect to their stock ownership.


NOMINEES PROPOSED FOR ELECTION FOR TERMS EXPIRING IN 2003
(Including business experience during the past five years.)
-----------------------------------------------------------

Principal                  Director                      Year Term       Stock
Name & Age                 Occupation         Since       Expires      Ownership      Percent
----------                 ----------         -----       -------      ---------      -------
MARY ELLEN DOMEIER         President, State    1999         2000            450           *
(58)                       Bank & Trust Co.

ROSEMARY DITTRICH          Corporate           1997         2000          3,676 (1)      .2%
(58)                       Secretary, D & A Trucking, Inc.


GARY NELSON                General Mgr.,       1982         2000         10,000 (2)      .6%
(62)                       Nelson-Riedman Insurance

NOMINEES PROPOSED FOR ELECTION FOR TERMS EXPIRING IN 2001
(Including business experience during the past five years.)
-----------------------------------------------------------

LAVERN BIEBL               Retired Salesman    1983         2001         14,350          .8%
(72)

JAMES JENSEN               President, Jensen   1982         2001          5,581 (3)      .3%
(55)                       Clothing, Inc.

PERRY MEYER                Farmer              1995         2001          4,000          .2%
(45)

NOMINEES PROPOSED FOR ELECTION FOR TERMS EXPIRING IN 2002
(Including business experience during the past five years.)
-----------------------------------------------------------

ROBERT RANWEILER            Principal of       1989         2002         21,450 (4)     1.2%
(52)                        Biebl, Ranweiler & Co. Chartered,
                            a Professional Accounting Corporation

MARK RETZLAFF              President,          1958         2002          7,484          .4%
(71)                       Retzlaff Hardware

DUANE LAMBRECHT            Owner/CEO,          1999         2002            100           *
(53)                       Shelter Products, Inc.

* Less than .1%

         (1) Includes 1,500 shares owned by Ms. Dittrich's spouse.
         (2) Includes 4,558 shares owned by Mr. Nelson's spouse.
         (3) Includes 1,218 shares owned by Mr. Jensen's spouse.
         (4) Includes 20,550 shares owned by Mr. Ranweiler's spouse.

         The Board of Directors consists of nine members with staggered terms of three years for each Director. The Board holds regular monthly meetings and some special meetings. The Board held 13 meetings in 1999. All directors attended 75% or more of the Board meetings and applicable Committee meetings.


COMMITTEES OF THE BOARD

         The Audit Committee, which consists of Lavern Biebl, Perry Meyer and Robert Ranweiler, meets as required. The Audit Committee reviews the activities and reports of the independent auditors. This committee had 2 meetings in 1999.

         The Steering Committee consists of James Jensen, Lavern Biebl, Gary Nelson and Mark Retzlaff. This committee is responsible for the study and analysis of the Company's financial needs and requirements and the evaluation of the future operations and needs of the Company. The Steering Committee meets as required.

         The Personnel Committee consists of Gary Nelson, Duane Lambrecht and Perry Meyer. Its duties are to evaluate employee compensation and staffing. The Personnel Committee also makes appropriate recommendations concerning officers' and directors' compensation. This committee had 5 meeting in 1999.

         The Company also has a Strategic Planning Committee and an Ad Hoc Stock Marketability Committee. These committees meet as required.

         The Board of Directors as a whole is the Nominating Committee.

         In addition, the Chairman of the Board is an ex officio member of all committees.

COMPENSATION OF DIRECTORS

         In 1999, each Director was paid an annual retainer at the rate of $10,511.68 per year from New Ulm Telecom, Inc.; $2,167.88 per year from Western Telephone Company; $784.44 per year from Peoples Telephone Company and $136 per year split evenly between the other six subsidiaries of New Ulm Telecom, Inc. This retainer covers all Committee and Board meetings.

EXECUTIVE OFFICERS

   NAME AND AGE           POSITION                     TERM OF OFFICE
-------------------     ------------                --------------------

JAMES JENSEN              Chairman                  1-year Term Expiring
(55)                                                in May, 2000. Secretary from
                                                    1989-1993. President from
                                                    1993-1999.

   NAME AND AGE           POSITION                     TERM OF OFFICE
-------------------     ------------                --------------------

BILL OTIS               President                   1-year Term Expiring
(42)                                                in 2000. General
                                                    Manager since 1985.
                                                    Executive Vice-
                                                    President since 1993.
                                                    President since 1999.

BARBARA BORNHOFT        Vice-President/Secretary    One-year term expiring
(43)                                                in 2000.

CHRISTOPHER HOPP        Controller/Treasurer        One-year term expiring
(31)                                                in 2000.

         There neither are nor have there been any agreements between the above-named officers and any other persons relative to the selection of any officers.

         The Company's officers and directors are required to file reports of their beneficial ownership with the Securities and Exchange Commission. According to the Company's records, during the period from January 1, 1999 to December 31, 1999, officers and directors of the Company filed all reports with the Securities and Exchange Commission required under Section 16(a) to report their beneficial ownership.

EXECUTIVE COMPENSATION

         The Company maintains a consistent compensation philosophy for all employees. This philosophy rewards the coordinated efforts of the employees in meeting corporate objectives, as well as meeting the expectations of its customers and shareholders. The compensation program for executives is the responsibility of the Board of Directors. The philosophy for the executive salary program is to pay competitively compared to similar-sized companies, particularly technology companies.

         The table below sets forth the cash and non-cash compensation for each of the last three fiscal years ending December 31, 1999 for the President.


                           SUMMARY COMPENSATION TABLE

                              Annual Compensation
                              -------------------

                                                              All Other
Name and Position          Year     Salary      Bonus    Compensation($)(1-2)
-----------------          ----     ------      -----    --------------------
Bill Otis, President       1999    $125,000    $15,625          $8,227
                           1998     117,616     15,600           7,408
                           1997     102,924     10,600           7,438

(1) Contributions from the Company to the 401(k) plan.

(2) Notes Receivable includes $700,000 from the President. The note is secured by 51,230 shares of stock in New Ulm Telecom, Inc. and has a variable interest rate which was 5.2% at December 31, 1999. Interest payments are to be paid annually on December 31. The note is to be paid in full on January 1, 2001.

Note: Certain columns have not been included in the table because the information called for therein is not applicable to the Company or the individual named above for the periods indicated.

EMPLOYEE 401(k) SAVINGS PLAN

         The Company has a 401(k) Employee Savings Plan in effect for employees who meet certain age and service requirements. The Company makes matching contributions of 50% of the employee's contribution, up to 6% of compensation. In 1999, the Company also contributed an additional 3.9274% of the covered employee's compensation, over and above the normal matching amount.

                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                     OF NEW ULM TELECOM, INC. (PROPOSAL #2)

         "RESOLVED, that Article IV of the Articles of Incorporation be amended to read as follows:

                                   "ARTICLE IV

         The government of said corporation for the management of its affairs, shall be vested in a Board of nine (9), who shall be stockholders. The number of directors will be reduced to eight (8) at the annual meeting in 2001 and reduced to seven (7) at the annual meeting in 2002 and shall thereafter remain at seven, unless and until this Article is amended.

         The directors shall be elected to office at the annual meeting of stockholders of the corporation to be held in New Um, Minnesota, or at such other place as designated by a Resolution of the Board of Directors during the month of May in each year.

         Each director shall be elected to office for a term of three (3) years and shall continue to serve until the director's successor has been duly elected and qualified. Any vacancy that may occur shall be filled by appointment by the Board until the next annual meeting, at which time a director will be elected by the stockholders to fill the unexpired term."


YOUR DIRECTORS RECOMMEND A VOTE FOR THIS AMENDMENT.


                           AMENDMENT TO THE BY-LAWS OF
                       NEW ULM TELECOM, INC. (PROPOSAL #3)

         "RESOLVED, that Section 8, paragraphs (b) and (c), be amended in their entirety to read as follows:

         (b) No individual shall be eligible to be appointed or elected as a director after attaining the age of 69.

         (c) This eligibility restriction shall be effective as of the date of the approval of the Resolution amending these By-Laws by the membership at an annual meeting.


YOUR DIRECTORS RECOMMEND A VOTE FOR THIS AMENDMENT.


                      THE COMPANY'S AUDITORS (PROPOSAL #4)

         Olsen Thielen & Co., Ltd. has been the auditors for the Company for many years. The Board of Directors proposes and recommends the re-election of the firm of Olsen Thielen & Co., Ltd. to perform an audit for the current fiscal year ending December 31, 2000.

         A representative of Olsen Thielen & Co., Ltd. is expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement and will be available to respond to appropriate questions. The Board of Directors has been advised by Olsen Thielen & Co., Ltd. that no member of that firm has any financial interest, either direct or indirect, in the Company, and that during the past three years, has had no connection with the Company in any capacity other than that of independent certified public accountants.


YOUR DIRECTORS RECOMMEND A VOTE FOR OLSEN THIELEN & CO., LTD.


                             SHAREHOLDERS' PROPOSALS

         The Company welcomes any suggestions from its shareholders, and all suggestions will be given careful consideration. Proposals intended to be included in next year's Proxy Statement should be submitted to Bill Otis, President, 400 Second Street North, New Ulm, MN 56073 no later than January 1, 2001.


                                  OTHER MATTERS

         Management knows of no other matters that will be presented at the meeting. If any other matters arise at the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the Proxy.


                        ANNUAL REPORT TO THE SHAREHOLDERS

         A copy of the Company's Annual Report to shareholders for the fiscal year ended December 31, 1999, accompanies this Notice of Meeting and Proxy Statement. No part of the Annual Report is incorporated in this Proxy Statement and no part is to be considered Proxy solicitation material.


         SHAREHOLDERS MAY RECEIVE, WITHOUT CHARGE, A COPY OF THE COMPANY'S 1999 FORM 10-K REPORT AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO BILL OTIS, PRESIDENT, NEW ULM TELECOM, INC., 400 SECOND STREET NORTH, NEW ULM, MN 56073.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ BARBARA A. J. BORNHOFT
                                       SECRETARY

                              NEW ULM TELECOM, INC.

                                      PROXY

         The undersigned hereby appoints Lavern Biebl, James Jensen, Perry Meyer, Robert Ranweiler, Mark Retzlaff and Duane Lambrecht or any of them, with power of substitution, as proxies to vote the shares of common stock of the undersigned in NEW ULM TELECOM, INC. at the Annual Meeting of Shareholders to be held May 4, 2000 at 10:00 a.m. in the German Rivers Room, Holiday Inn, 2101 S. Broadway, New Ulm, Minnesota, and at any adjournment thereof, upon all business that may properly come before the meeting, including the business identified (and in the manner indicated) on this proxy and described in the proxy statement furnished herewith.

         Indicate your vote by an (X). The Board of Directors recommends voting FOR all items.

ITEM
----
1. Election of Directors: _____ FOR - ALL Nominees _____ WITHHELD - ALL Nominees (Except as marked to the contrary below.)

         (3-year term)

         Nominees: ROSEMARY DITTRICH, MARY ELLEN DOMEIER, GARY NELSON
         INSTRUCTION: To withhold authority to vote for any nominee, mark through that nominee's name.


2. Shall the resolution amending Article IV of the Articles of Incorporation be adopted?
                     ______ FOR _____ AGAINST _____ ABSTAIN


3. Shall the resolution amending Section 8, paragraphs (b) and (c) of the By-Laws be adopted?
                     ______ FOR _____ AGAINST _____ ABSTAIN


4.       Appointment of Auditors: _____ FOR _____ AGAINST _____ ABSTAIN

         Nominee: OLSEN THIELEN & CO., LTD., Certified Public Accountants

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WHICH RECOMMENDS VOTING FOR ALL ITEMS. IT WILL BE VOTED AS SPECIFIED. IF NOT SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL ITEMS.

         PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED, PRE-ADDRESSED
         ENVELOPE.

SIGNATURE _____________________________________ DATE ___________________________

SIGNATURE _____________________________________ DATE ___________________________


Please sign exactly as name(s) appear on the mailing label. If joint account, each joint owner should sign. If signing for a corporation or as an agent, attorney or fiduciary, indicate the capacity in which you are signing.